c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l   i  v  e      a   n   d      p   l   a   y  ®

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J A N U A R Y   2 0 0 7

Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of
1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated; the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to Resorts and Communities properties will not be as successful as anticipated; sales to existing owners will not continue to increase or may decrease; new
Resort and Communities properties will cost more to develop or may not be as successful as anticipated; timeshare sales will not continue to grow; retail prices and homesite yields for Communities properties will be below the Company’s estimates; SFAS 152 will have an adverse impact on the results of operations of the Resorts segment; that demographic trends and buyer motivations may change or will not not prove to be beneficial; and the risks and other factors detailed in the Company’s SEC filings, including its most recent
Annual Report on Form 10-K filed on March 16, 2006 and its Form 10-Q filed on Nov ember 9, 2006.

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Safe Harbor

Bluegreen prepares its financial statements in accordance with U.S. generally accepted accounting principles (GAAP).  Management believes that the Pro Forma Income
Statements included in this presentation are a key measure to evaluate its operations as management believes they provide a better comparison of the Company’s 2006 and 2005
results of operations.   However, these Pro Forma Income Statements should not be
considered a measure of financial condition or performance in isolation or as an alternative to the Statements of Income, as reported in accordance with GAAP, and these proforma results, as presented, may not be comparable to similarly titled measures of other companies.

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Pro Forma Financial Information

Since 1994, Bluegreen has grown into the fifth largest(1)
publicly-held developer and operator of vacation ownership
resort properties

A leader in direct-to-consumer sales of residential home sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major national and
regional corporations

Strong balance sheet

          (1)   Vacation Ownership World magazine

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Investment Considerations

Segment Sales

Resorts

Communities

2005

35%

68%

Nine Months ‘06

32%

65%

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Vacation Ownership Interests sold
through real- estate based
Bluegreen Vacation Club®

43 in-network resorts, near popular
“drive to” vacation destinations and
Aruba

Expansion into Las Vegas (2008)
and Williamsburg (2007)

Expansion of distribution through
off-site sales offices

RESORTS

Bluegreen Resorts

Approximately 171,000 owners
at 12/31/06

Benefiting from sales to
existing owner base, mitigating
sales and marketing costs

Interest income generated
through Vacation Ownership
Interest financing

RESORTS

Bluegreen Resorts

Leading Positions in Vacation Ownership Industry

RESORTS

Source:  Vacation Ownership World, 2005 VOI Sales Leaders/March 2006

($ in millions)

Target market (40-59 years old) is fastest growing segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from 2000 –2010 (1)

Growing acceptance and customer satisfaction

  3.9 million households in the U.S. own timeshares (2)

  43% industry sales growth (2002-2004) (2)

2000-2010 Estimated 5% market penetration in the $50,000+ income bracket

(1) Source: U.S. Census. Population 15 years and over

(2) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

RESORTS

Vacation Ownership Demographic Trends

U.S. Timeshare Sales

U.S. Timeshare Sales (a)

RESORTS

Sources:  (a) Ragatz Associates, American Economics Group, AIF

$

$8.6 BN

Opportunity:  BXG’s 2005 Timeshare sales = 4% of total U.S. industry sales

Average Annual Rate
of  Inflation

Source:  inflationdata.com

Average Annual
Unemployment Rate

Source: Economagic.com

Unleaded Regular

Per Gallon, Excluding

Taxes

Source: U.S. DOE

2.68%

3.38%

2.83%

1.59%

2.27%

3.97%

4.74%

5.78%

6.0%

5.51%

($ in billions, except price per gallon /  percentage)

RESORTS

Resistant Industry Growth

$8.6 BN

3.39%

5.10%

(1)

Source:  Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, Ragatz Associates

(2)

Source: YPB&R/Yankelovich, Inc. 2006 National Leisure Travel MONITOR

sm

RESORTS

Top 10 Purchase Motivations of Recent Timeshare Buyers (1)

“Approximately 9.2 million U.S. households are interested in acquiring a timesharing interest during the next two years.” (2)

88%

82%

74%

73%

73%

68%

68%

67%

58%

58%

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 43 in-network resorts or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort
Condominiums International, LLC (RCI), the largest vacation ownership exchange company.

Bluegreen Vacation Club

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“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – January 2006)

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Bluegreen Vacation Club

Example A

4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando,

Florida (Red Season – Monday through Thursday)

Plus 3 nights in a one-bedroom vacation villa in MountainLoft in Gatlinburg,

Tennessee (Red Season – Thursday through Saturday)

Example B

7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai,

Hawaii (Red Season)

Example C

3 nights in a 2 bedroom vacation villa at the Suites at Hershey Resort in Hershey,

Pennsylvania (Red Season – Monday through Wednesday)

Plus 2 nights in a studio vacation villa at the Lodge Alley Inn in Charleston, South

Carolina (High Red Season – Friday through Saturday)

Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne in Boyne

Falls, Michigan (High Red Season – Tuesday through Thursday)

RESORTS

Drive-To Locations

2007

2008

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Multi-Faceted Sales Approach

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

Growing Number of Resort Owners

12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

RESORTS

171,000

RESORTS

Upgrade Sales to Existing Owner Base

Multi-pronged Approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Paramount Parks, NASCAR® , Supercuts®, and Other
Marketing Alliances

RESORTS

Resorts Marketing

SFAS 152

Deferred revenues from Resort sales based on Sampler Program and sales incentives

Deferral of marketing costs is prohibited

Provision for loan losses – Netted against sales

As of September 30, 2006, $33.9 million and $19.2 million of Resorts sales and profits, respectively, were deferred under the SOP.

Underlying financial strength not expected to be affected

Timeshare Accounting

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($ in millions)

RESORTS

Bluegreen Resorts Sales

PRO FORMA, BEFORE SFAS 152
ADJUSTMENT OF

$21 MILLION

Bluegreen Resorts Cost of Sales

RESORTS

YTD 9/06 = 21% Pro Forma for

SFAS 152

RESORTS

Bluegreen Resorts Selling and Marketing Costs

(1)     Pro-forma excluding impact of SFAS 152

($ in millions)

RESORTS

Bluegreen Resorts Field Operating Profit (1)

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
$14 MILLION

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma before SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency towards other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

RESORTS

Direct-to-consumer sales of

residential homesites

Deed restricted communities

“Exurbia” in southeastern and

southwestern United States

Reduced competition from

homebuilders

Target markets with

sophisticated technology

COMMUNITIES

Bluegreen Communities

Certain properties include golf

courses designed by PGA

champions

Primarily a cash business,

with minimal cap-ex

Pre-sales facilitated through

combination of bonding to

completion and corporate

guaranty

Replenishing inventory, with

new Communities’ sales

commencing in Q4 2006.

COMMUNITIES

Bluegreen Communities

COMMUNITIES

Concentrated Communities Footprint

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek , 2005)

COMMUNITIES

Bluegreen Golf Communities

($ in millions)

COMMUNITIES

Bluegreen Communities Sales

Bluegreen Communities Cost of Sales

COMMUNITIES

55%

COMMUNITIES

Bluegreen Communities Selling and Marketing Expenses

Bluegreen Communities Field Operating Profit (1)

COMMUNITIES

$38

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income,

provision for loan losses, interest expense and income taxes.

Historically, a routine process

Significant sales in 2004 and 2005 led to earlier than expected sell-out of some communities

Focus on existing and new markets

Inventory with estimated remaining life-of-project sales of $302.9 million at 12/31/05

Q4 2006 sales commenced at recently acquired Texas Communities with aggregate estimated life-of-project sales of $318.2 million

Vintage Oaks at the Vineyards, a 3,300 acre Community outside of San Antonio

Bridges at Preston Crossings, a 1,579 acre Bluegreen Golf Community outside of Dallas

King Oaks, a 953-acre parcel in College Station

Saddle Creek Ranch, a 130-acre Community in Magnolia

COMMUNITIES

Replenishing Communities Portfolio

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l  i  v   e      a   n   d      p   l   a   y  ®

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Q3 2006 Financial Results

($ in Millions.  Includes revenue from all sources.)

Total Revenue

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
$9 MILLION

FINANCIAL INFORMATION

($ in Millions)

Net Income

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
$(2) MILLION

FINANCIAL INFORMATION

Earnings Per Share

PRO FORMA, BEFORE

SFAS 152 ADJUSTMENT OF
($0.08) PER SHARE

FINANCIAL INFORMATION

Additional acquisitions beyond those completed to date are
necessary to achieve consistent quarterly sales growth for
Bluegreen Communities.

Bluegreen Communities are absorbed at varying rates, depending on the market and related market conditions.

Bluegreen Resorts acquisitions require significant lead times to have a meaningful impact on earnings.

Challenges

FINANCIAL INFORMATION

Construction costs have been increasing. Cost of product are expected to increase within the previously provided 23%-25%
range.

Efficiencies from owner sales may continue to be essentially offset by start-up costs of new affiliations and programs.

Continued growth requires leverage.  Increased leverage =
increased interest expense.

Transition of Chief Executive Officer and Related Costs

Challenges

FINANCIAL INFORMATION

c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l   i  v  e      a   n   d      p   l   a   y  ®

N   Y   S   E   :   B   X   G

Appendix:

Financial Position and Liquidity

Condensed Consolidated Balance Sheets

FINANCIAL INFORMATION

September 30,

December 31,

2006

2005

ASSETS

(Unaudited)

Cash and cash equivalents

$          63,720

$

84,704

Contracts receivable, net

37,364

27,473

Notes receivable, net

150,528

127,783

Other assets

44,002

27,984

Inventory, net

328,318

240,969

Retained interests in notes receivable sold

125,460

105,696

Property and equipment, net

92,675

79,634

Total assets

$

842,067

$

694,243

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Accounts Payable, accrued

liabilities and other

64,423

54,872

Deferred income

42,619

29,354

Deferred income taxes

94,551

75,404

Lines

-

of

-

credit and notes payable

135,132

97,159

10.50% senior secured notes payable

55,000

55,000

Junior subordinated debenture

s

90,208

59,280

Total liabilities

481,933

371,069

Minority interest

13,284

9,508

Total shareholders’ equity

346,850

313,666

Total liabilities and shareholders’ equity

$

842,067

$

694,243

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

FINANCIAL INFORMATION

Key Financial Metrics

Financed approximately

95% of Vacation Ownership

Interest purchases

VOI receivables yield

approximately 15% per

year, generating significant

interest income

Owners are required to

make at least 10% down

payment of sales price in

cash or equity and finance

balance over 10 years

In-house servicing of all

receivables

Significant cash generation

potential through the sale of

receivables portfolio

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

FINANCIAL INFORMATION

Receivables Financing Program

               2003                      2004                        2005                  YTD 9/06

FINANCIAL INFORMATION

Receivables Sale Facilities

Branch Banking & Trust

5/08

$137.5 MM

$

0 MM

$137.5 MM

General Electric Capital Corp.

3/08

$125.0 MM

$ 35.1 MM

$  89.9 MM

Amount

Facility

Outstanding

Amount

Expiration

Amount

Sept. 30, 2006

Available

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)

$75 Million GMAC Communities A&D Facility (September 2008)

$50 Million Resort Finance A&D Facility (January 2007)*

$30 Million Wells Fargo Foothill Revolving Facility (December
2006)*

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2007)

            *      Currently negotiating extensions of these facilities.  There can be no assurance that such extensions will be obtained on favorable terms, or at all.

FINANCIAL INFORMATION

Credit Facilities

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N   Y   S   E   :   B   X   G

J A N U A R Y   2 0 0 7